THE ALGER FUNDS

Alger Core Fixed-Income Fund

Alger Health Sciences Fund

Supplement dated May 15, 2008 to the
Prospectus dated March 1, 2008
As supplemented to date

Alger Core Fixed-Income Fund

The Board of Trustees of The Alger Funds (the "Trust") has approved the liquidation of Alger Core Fixed-Income Fund, a series of the Trust (the "Fund"). After the close of trading on the New York Stock Exchange on May 15, 2008 (normally 4:00 p.m., Eastern time), the Fund will be closed to further investment, excluding reinvestment of any dividends and distributions. It is anticipated that the Fund's assets will be distributed to investors on or about June 27, 2008.

Liquidation of shares may be a taxable event to shareholders. Shareholders in Alger-sponsored tax-deferred accounts may choose to exchange their shares of the Fund for shares of another of The Alger Funds or The China-U.S. Growth Fund prior to the Fund's liquidation, or their shares will be exchanged for shares of Alger Money Market Fund. Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of the liquidation.

Alger Health Sciences Fund

The following replaces the entry for Alger Health Sciences Fund in the chart under the heading "Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments" on page 27 of the Prospectus:

Fund	Portfolio Manager(s)	Since
Health Sciences Fund	Dan C. Chung and Rosanne Ott	October 2005 October 2005

In addition, the paragraph regarding Eric Shen is deleted from the descriptions of portfolio managers on page 27 of the Prospectus. Eric Shen is no longer employed by the Manager.

AS051508

THE ALGER FUNDS

Alger Core Fixed-Income Fund

Alger Health Sciences Fund

Supplement dated May 15, 2008 to the

Statement of Additional Information

 dated March 1, 2008

As supplemented to date

Alger Core Fixed-Income Fund

The Board of Trustees of The Alger Funds (the “Trust”) has approved the liquidation of Alger Core Fixed-Income Fund, a series of the Trust (the “Fund”).  After the close of trading on the New York Stock Exchange on May 15, 2008 (normally 4:00 p.m., Eastern time), the Fund will be closed to further investment, excluding reinvestment of any dividends and distributions.  It is anticipated that the Fund’s assets will be distributed to investors on or about June 27, 2008.

Liquidation of shares may be a taxable event to shareholders.  Shareholders in Alger-sponsored tax-deferred accounts may choose to exchange their shares of the Fund for shares of another of The Alger Funds or The China-U.S. Growth Fund prior to the Fund’s liquidation, or their shares will be exchanged for shares of Alger Money Market Fund.  Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of the liquidation.

Alger Health Sciences Fund

The following updates the information in the Statement of Additional Information regarding the Trust’s portfolio managers.

(1)  The line item regarding other accounts managed by Eric Shen in the table under “Other Accounts Managed by Portfolio Managers” on page 35 of the Statement of Additional Information is deleted.

(2)  The line item regarding Eric Shen’s ownership of Alger Health Sciences Fund shares in the table under “Securities Owned by the Portfolio Managers” on page 35 of the Statement of Additional Information is deleted.

Eric Shen is no longer employed by the Manager.